UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2008

EUOKO GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-1125918

(Commission File Number)

000000000

(IRS Employer Identification No.)

Suite 314 – 837 West Hastings Street, Vancouver, British Columbia V6C 3N6

(Address of principal executive offices and Zip Code)

604-684-6412

(Registrant's telephone number, including area code)

Euoko Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

With the approval of the board of directors, we changed our name to Euoko Group Inc., effective January 10, 2008. We changed our name pursuant to a merger with our wholly owned subsidiary Euoko Group Inc. which was incorporated for the purposes of the change of name.

Item 7.01.	Regulation FD Disclosure

Our common stock will be quoted on the NASD Over-the-Counter Bulletin Board under the new symbol “EUOK” effective at the opening of trading on January 22, 2008.

Our new CUSIP number is 29841P 106.

Item 9.01.	Financial Statements and Exhibits.
3.01	Articles of Merger filed and effective with the Secretary of State of Nevada on January 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUOKO, INC.

/s/ Dwight Webb

Dwight Webb

President and Director

Date:	January 22, 2008

CW1622076.2